UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2009

HARRY & DAVID HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127173	20–0884389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 South Pacific Highway, Medford, OR	97501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 864-2362

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) and (b) Changes in Independent Registered Public Accounting Firm

On November 6, 2009, Harry & David Holdings, Inc. (the “Company”) engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending June 26, 2010.

During the Company’s two most recent fiscal years and in the subsequent period through November 6, 2009, neither the Company, nor anyone acting on its behalf, consulted with PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided by PwC, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the selection of PwC, on November 6, 2009 the Company dismissed Ernst & Young LLP as the Company’s independent accountants. The Company’s Board of Directors approved such dismissal.

The reports of Ernst & Young LLP on the consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the Company’s two most recent fiscal years and through November 6, 2009, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

During the two most recent fiscal years and through November 6, 2009 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided Ernst & Young LLP with a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Ernst & Young to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of the letter is attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated November 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harry & David Holdings, Inc.

Date: November 12, 2009

	By:	/s/ Edward F. Dunlap
	Name:	Edward F. Dunlap
	Title:	Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated November 12, 2009.